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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-3 and S-8 (No. 333-42994, No. 333-64104, No. 333-69752, No.
333-65264, No. 333-65258, No. 333-58189, No. 333-44846, and No. 333-44844) of
MicroStrategy Incorporated and its subsidiaries of our report dated January 25, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                            /s/  PRICEWATERHOUSECOOPERS LLP

McLean, Virginia
March 18, 2002